                                                                   EXHIBIT 10.10



                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                          DATED AS OF JANUARY 31, 2002

                                      AMONG

                             NEWPARK RESOURCES, INC

                                 THE GUARANTORS,

                                  THE LENDERS,

                                       AND

                                  BANK ONE, NA
                      AS ADMINISTRATIVE AGENT AND LC ISSUER

                                   ----------
                        BANC ONE CAPITAL MARKETS, INC.
                      AS LEAD ARRANGER AND SOLE BOOK RUNNER

                                   ----------

                        CREDIT LYONNAIS NEW YORK BRANCH,
                              AS SYNDICATION AGENT




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

ARTICLE I.   DEFINITIONS..........................................................................................1

ARTICLE II.   THE CREDITS........................................................................................17

         2.1.     Commitments....................................................................................17

                  2.1.1    Tranche A Commitments.................................................................17

                  2.1.2    Tranche B Commitment..................................................................17

                  2.1.3    General Provisions....................................................................17

         2.2.     Termination....................................................................................17

         2.3.     Ratable Loans..................................................................................18

                  2.3.1    Tranche A Loans.......................................................................18

                  2.3.2    Tranche B Loans.......................................................................18

         2.4.     Types of Advances..............................................................................18

         2.5.     Commitment Fee; Reductions in Aggregate Commitment Increase in Aggregate
                  Commitment.....................................................................................18

                  2.5.1.   Commitment Fee........................................................................18

                  2.5.2.   Reductions in and Termination of Aggregate Commitment.................................18

                  2.5.3.   Increase in Aggregate Commitment......................................................18

         2.6.     Minimum Amount of Each Advance.................................................................19

         2.7.     Optional and Mandatory Principal Payments......................................................19

                  2.7.1.   Tranche A.............................................................................19

                  2.7.2.   Tranche B.............................................................................19

                  2.7.3    General Provisions....................................................................20

         2.8.     Method of Selecting Types and Interest Periods for New Advances................................20

                  2.8.1    New Advances..........................................................................20

                  2.8.1    Method of Borrowing...................................................................20

         2.9.     Conversion and Continuation of Outstanding Advances............................................20

                  2.9.1.   Tranche A Advances....................................................................20



                                      -2-
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                  2.9.2.   Tranche B Advances....................................................................21

         2.10.    Changes in Interest Rate, etc..................................................................21

         2.11.    Rates Applicable After Default.................................................................22

         2.12.    Method of Payment..............................................................................22

         2.13.    Noteless Agreement; Evidence of Indebtedness...................................................23

         2.14.    Telephonic Notices.............................................................................24

         2.15.    Interest Payment Dates; Interest and Fee Basis.................................................24

         2.16.    Notification of Advances, Interest Rates, Prepayments and Commitment Reductions................24

         2.17.    Lending Installations..........................................................................25

         2.18.    Non-Receipt of Funds by the Administrative Agent...............................................25

         2.19.    Market Disruption..............................................................................25

         2.20.    Judgment Currency..............................................................................26

         2.21.    Facility LCs...................................................................................26

                  2.21.1.  Issuance..............................................................................26

                  2.21.2.  Participations........................................................................26

                  2.21.3.  Notice................................................................................27

                  2.21.4.  Fees..................................................................................27

                  2.21.5.  Administration........................................................................27

                  2.21.6.  Reimbursement.........................................................................28

                  2.21.7.  Obligations Absolute..................................................................28

                  2.21.8.  Actions of LC Issuer..................................................................29

                  2.21.9.  Indemnification.......................................................................29

                  2.21.10.  Lenders' Indemnification.............................................................30

                  2.21.11.  Facility LC Collateral Account.......................................................30

                  2.21.12.  Rights as a Lender...................................................................31


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         2.22.    Replacement of Lender..........................................................................31

         2.23.    Limitation on Number of Loans..................................................................31

ARTICLE III.   YIELD PROTECTION; TAXES...........................................................................31

         3.1.     Yield Protection...............................................................................31

         3.2.     Changes in Capital Adequacy Regulations........................................................32

         3.3.     Availability of Types of Advances..............................................................33

         3.4.     Funding Indemnification........................................................................33

         3.5.     Taxes..........................................................................................33

         3.6.     Lender Statements; Survival of Indemnity.......................................................35

ARTICLE IV.   CONDITIONS PRECEDENT...............................................................................36

         4.1.     Initial Credit Extension.......................................................................36

         4.2.     Each Credit Extension..........................................................................37

         4.3.     Closing Date...................................................................................37

ARTICLE V.   REPRESENTATIONS AND WARRANTIES......................................................................38

         5.1.     Existence and Standing.........................................................................38

         5.2.     Authorization and Validity.....................................................................38

         5.3.     No Conflict; Government Consent................................................................38

         5.4.     Financial Statements...........................................................................38

         5.5.     Material Adverse Change........................................................................39

         5.6.     Taxes..........................................................................................39

         5.7.     Litigation and Contingent Obligations..........................................................39

         5.8.     Subsidiaries...................................................................................39

         5.9.     ERISA..........................................................................................39

         5.10.    Accuracy of Information........................................................................40

         5.11.    Regulation U...................................................................................40


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         5.12.    Material Agreements............................................................................40

         5.13.    Compliance With Laws...........................................................................40

         5.14.    Ownership of Properties........................................................................40

         5.15.    Plan Assets; Prohibited Transactions...........................................................40

         5.16.    Environmental Matters..........................................................................40

         5.17.    Investment Company Act.........................................................................41

         5.18.    Public Utility Holding Company Act.............................................................41

         5.19.    Subordinated Indebtedness......................................................................41

         5.20.    Post-Retirement Benefits.......................................................................41

         5.21.    Insurance......................................................................................41

         5.22.    Solvency.......................................................................................41

         5.23.    Take-or-Pay....................................................................................42

ARTICLE VI.   COVENANTS..........................................................................................42

         6.1.     Financial Reporting............................................................................42

         6.2.     Use of Proceeds................................................................................43

         6.3.     Notice of Default..............................................................................43

         6.4.     Conduct of Business............................................................................43

         6.5.     Taxes..........................................................................................44

         6.6.     Insurance......................................................................................44

         6.7.     Compliance with Laws...........................................................................44

         6.8.     Maintenance of Properties......................................................................44

         6.9.     Inspection.....................................................................................44

         6.10.    Dividends......................................................................................44

         6.11.    Indebtedness...................................................................................45

         6.12.    Merger.........................................................................................45



                                      -5-


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         6.13.    Sale of Assets.................................................................................45

                  6.13.1.  Limitations on Sales..................................................................45

                  6.13.2.  Prepayment of Loans...................................................................46

         6.14.    Investments and Acquisitions...................................................................46

         6.15.    Liens..........................................................................................47

         6.16.    Affiliates.....................................................................................48

         6.17.    Amendments to Agreements.......................................................................48

         6.18.    Subordinated Indebtedness......................................................................48

         6.19.    Sale of Accounts...............................................................................48

         6.20.    Sale and Leaseback Transactions and other Off-Balance Sheet Liabilities........................48

         6.21.    Contingent Obligations.........................................................................49

         6.22.    Letters of Credit..............................................................................49

         6.23.    Negative Pledge................................................................................49

         6.24.    Financial Covenants............................................................................49

                  6.24.1.  Fixed Charge Coverage Ratio...........................................................49

                  6.24.2.  Leverage Ratio........................................................................49

                  6.24.3.  Senior Indebtedness Leverage Ratio....................................................50

                  6.24.4.  Minimum Net Worth.....................................................................50

         6.25.    Material Domestic Subsidiary...................................................................50

         6.26.    Equity Proceeds................................................................................50

         6.27.    Environmental Matters..........................................................................51

                  6.27.1.  Environmental Compliance..............................................................51

                  6.27.2.  Environmental Notifications...........................................................51

                  6.27.3.  Environmental Indemnifications........................................................52

         6.28.    Collateral; Guaranty...........................................................................52


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         6.29.    Permitted Acquisitions.........................................................................53

         6.30.    Permitted Financial Contracts..................................................................53

         6.31.    Material Foreign Subsidiary....................................................................53

         6.32.    SOLOCO Agreements..............................................................................53

ARTICLE VII.   DEFAULTS..........................................................................................54

ARTICLE VIII.   ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...................................................56

         8.1.     Acceleration; Facility LC Collateral Account...................................................56

         8.2.     Amendments.....................................................................................58

         8.3.     Preservation of Rights.........................................................................58

ARTICLE IX.  GENERAL PROVISIONS..................................................................................59

         9.1.     Survival of Representations....................................................................59

         9.2.     Governmental Regulation........................................................................59

         9.3.     Headings.......................................................................................59

         9.4.     Entire Agreement...............................................................................59

         9.5.     Several Obligations; Benefits of this Agreement................................................59

         9.6.     Expenses; Indemnification......................................................................59

         9.7.     Numbers of Documents...........................................................................60

         9.8.     Accounting.....................................................................................60

         9.9.     Severability of Provisions.....................................................................60

         9.10.    No Liability of Lenders........................................................................60

         9.11.    Confidentiality................................................................................61

         9.12.    Nonreliance....................................................................................61

         9.13.    Disclosure.....................................................................................61

ARTICLE X.  THE AGENT............................................................................................61

         10.1.    Appointment; Nature of Relationship............................................................61



                                      -7-


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         10.2.    Powers.........................................................................................62

         10.3.    General Immunity...............................................................................62

         10.4.    No Responsibility for Loans, Recitals, etc.....................................................62

         10.5.    Action on Instructions of Lenders..............................................................63

         10.6.    Employment of Agents and Counsel...............................................................63

         10.7.    Reliance on Documents; Counsel.................................................................63

         10.8.    Administrative Agent's Reimbursement and Indemnification.......................................63

         10.9.    Notice of Default..............................................................................64

         10.10.   Rights as a Lender.............................................................................64

         10.11.   Lender Credit Decision.........................................................................64

         10.12.   Successor Administrative Agent.................................................................64

         10.13.   Administrative Agent and Arranger Fees.........................................................65

         10.14.   Delegation to Affiliates.......................................................................65

         10.15.   Execution of Collateral Documents..............................................................65

         10.16.   Collateral Releases and Subordinations.........................................................66

         10.17.   Co-Agents, Documentation Agent, Syndication Agent, etc.........................................66

ARTICLE XI.  SETOFF; RATABLE PAYMENTS............................................................................66

         11.1.    Setoff.........................................................................................66

         11.2.    Ratable Payments Tranche A.....................................................................66

         11.3.    Ratable Payments...............................................................................67

ARTICLE XII.   BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................................................67

         12.1.    Successors and Assigns.........................................................................67

         12.2.    Participations.................................................................................68

                  12.2.1.  Permitted Participants; Effect........................................................68

                  12.2.2.  Voting Rights.........................................................................68



                                      -8-



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                  12.2.3.  Benefit of Setoff.....................................................................68

         12.3.    Assignments....................................................................................68

                  12.3.1.  Permitted Assignments.................................................................68

                  12.3.2.  Effect; Effective Date................................................................69

         12.4.    Dissemination of Information...................................................................69

         12.5.    Tax Treatment..................................................................................69

ARTICLE XIII.   NOTICES..........................................................................................70

         13.1.    Notices........................................................................................70

         13.2.    Change of Address..............................................................................70

ARTICLE XIV.  COUNTERPARTS.......................................................................................70

ARTICLE XV.   CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.......................................70

         15.1.    CHOICE OF LAW..................................................................................70

         15.2.    CONSENT TO JURISDICTION........................................................................71

         15.3.    WAIVER OF JURY TRIAL...........................................................................71

PRICING SCHEDULE.................................................................................................80

EXHIBIT A.      FORM OF OPINION..................................................................................81

EXHIBIT B.      FORM OF COMPLIANCE CERTIFICATE...................................................................82

EXHIBIT C.      ASSIGNMENT AGREEMENT.............................................................................83

EXHIBIT D.      LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION; BORROWING NOTICE;
                      CONVERSION/CONTINUATION NOTICE.............................................................91

EXHIBIT E-1.    TRANCHE A NOTE...................................................................................94

EXHIBIT E-2.    TRANCHE B NOTE...................................................................................96

SCHEDULE 1.     SUBSIDIARIES AND OTHER INVESTMENTS...............................................................98

SCHEDULE 2.     INDEBTEDNESS AND LIENS...........................................................................99



                                      -9-



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SCHEDULE 3.   CONTINGENT OBLIGATIONS............................................................................100

SCHEDULE 4.   LITIGATION........................................................................................101

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This Amended and Restated Credit Agreement, dated as of January 31, 2002, is among Newpark Resources, Inc., a Delaware corporation, the Lenders, Bank One, NA, a national banking association with its main office in Chicago, Illinois, individually as a Lender, as Administrative Agent, and as LC Issuer, and the undersigned Guarantors.

         WHEREAS, Newpark Resources, Inc., certain lenders, certain guarantors, and Bank One, N.A., as agent are parties to a certain Amended Restated Credit Agreement dated as of January 31, 2001, as amended "Original Credit Agreement"); and

         WHEREAS, the parties to the Original Credit Agreement wish to modify, extend, and renew the loans made pursuant to the Original Credit Agreement, admit additional banks as Lenders, and make other changes and amendments;

         NOW, THEREFORE, the parties hereto do hereby amend and completely restate the Original Credit Agreement, effective as of the Closing Date as defined below, on the terms and conditions hereof and do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement:

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires the securities of a corporation or ownership interests of a partnership or limited liability company.

         "Administrative Agent" means Bank One in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

         "Advance" means any Tranche A Advance or Tranche B Advance (unless otherwise expressly provided).

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 30% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Aggregate Commitment" means the Aggregate Tranche A Commitment and the Tranche B Commitment of all the Lenders, as reduced from time to time pursuant to the terms hereof.

         "Aggregate Tranche A Commitment" means U.S. $94,500,000.00.

         "Aggregate Outstanding Credit Exposure" means, at any time, the Aggregate Outstanding Tranche A Credit Exposure plus the Spot Dollar Amount, at such time, of the aggregate outstanding principal amount of all Tranche B Loans.

         "Aggregate Outstanding Tranche A Credit Exposure" means, at anytime, the aggregate of the Outstanding Tranche A Credit Exposure of all Tranche A Lenders.

         "Agreement" means this amended and restated credit agreement, as it may be amended, modified, renewed, extended, or restated and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the US Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate most recently determined by the Administrative Agent for such day plus 1/2% per annum.

         "Applicable Fee Rate" means, at any time, the percentage rate per annum at which Commitment Fees are accruing on the unused portion of the Aggregate Commitment at such time as set forth in the Pricing Schedule.

         "Applicable Margin" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

         "Arranger" means Banc One Capital Markets, Inc., a Delaware corporation, and its successors, in its capacity as Lead Arranger and Sole Book Runner.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" means any of the Chairman, President, Chief Executive Officer, Chief Financial Officer, or Treasurer of the Borrower, acting singly.

         "Available Aggregate Tranche A Commitment" means, at any time, the Aggregate Tranche A Commitments then in effect minus the Aggregate Outstanding Tranche A Credit Exposure at such time.

         "Bank One" means Bank One, NA, a national banking association with its main office at Chicago, Illinois, in its individual capacity, and its successors.

         "Borrower" means Newpark Resources, Inc., a Delaware corporation, and its successors and assigns.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances or Euro-Canadian Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

         "Canadian Dollars" or "C$" means lawful money of Canada.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles less any expenditure for a Permitted Acquisition.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. or P-1 or better by Moody's Investors Service, Inc. (or each of their respective successors), (iii) demand deposit accounts maintained in the ordinary course of business, and (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

         "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and

Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower

         "Closing Date" means the date, as determined by Administrative Agent, on which all conditions precedent set forth in Sections 4.1 and 4.2 have been satisfied.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral" means all present and future accounts, equipment, inventory, and general intangibles of Borrower and each Guarantor and all of Borrower's present and future stock and other equity interests in each Guarantor.

         "Collateral Documents" means, collectively, security agreements, pledges, and financing statements executed by Borrower and each Guarantor in form and substance satisfactory to Administrative Agent, as they may be amended, modified, renewed, extended, or restated and in effect from time to time, complying with the provisions of Section 6.28.

         "Commitment Fee" is defined in Section 2.5.1.

         "Computation Date" is defined in Section 2.2.

         "Computation Date Dollar Amount" means (i) with respect to each Tranche B Loan denominated in Canadian Dollars, the equivalent in U.S. Dollars of the Canadian Dollar amount of such Tranche B Loan calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Administrative Agent for Canadian Dollars on the London market at 11:00 a.m., London time, on or as of the later of three Business Days prior to the Borrowing Date of such Tranche B Loan or, if applicable, three Business Days prior to the date on which such Tranche B Loan was most recently continued pursuant to
Section 2.9.2, and (ii) with respect to each Tranche B Loan denominated in U.S. Dollars, the amount of such Tranche B Loan.

         "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated EBITDA" means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) interest expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization (v) extraordinary losses incurred other than in the ordinary course of business, (vi) expense for payments under Synthetic Leases, and (vii) any Unrealized Losses arising from Financial Contracts minus to the extent included in Consolidated Net Income, (x) extraordinary gains realized other than in the ordinary course of business, and (y) Unrealized Profits arising from Financial Contracts, all calculated for the Borrower and its Subsidiaries on a consolidated basis.

         "Consolidated Funded Indebtedness" means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.

         "Consolidated Indebtedness" means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Interest Expense" means, with reference to any period, the sum, for the Borrower and its Subsidiaries determined on a consolidated basis without duplication in accordance with Agreement Accounting Principles), of the following: (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) under all Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period).

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Net Worth" means at any time the consolidated stockholders' equity of the Borrower and its Subsidiaries plus any Unrealized Losses arising from Financial Contracts minus any Unrealized Profits arising from Financial Contracts calculated on a consolidated basis as of such time.

         "Consolidated Tangible Net Worth" means Consolidated Net Worth less all unamortized debt discount and expense, unamortized deferred charges (excluding deferred tax assets), goodwill, patents, trademarks, service marks, trade names, copyrights and organization expense.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement, including, without limitation, any comfort letter, operating agreement, or take-or-pay contract, by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, or the obligations of any such Person as general partner or joint venturer of a partnership or joint venture with respect to liabilities of the partnership or joint venture that meet the definition of "Indebtedness" less any obligation to purchase or pay (or take or pay) for supplies, materials, or other property, entered into in the ordinary course of business for quantities not in excess of those that are expected to be used in the current period.

         "Conversion/Continuation Notice" is defined in Section 2.9.1.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "Default" means an event described in Article VII.

         "Dollars" or "U.S. Dollars" or "U.S.$" means lawful money of the United States.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Euro-Canadian Advance" means a Tranche B Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Euro-Canadian Rate.

         "Euro-Canadian Base Rate" means, with respect to a Euro-Canadian Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. Dollars appearing on Reuters Screen LIBOR01 as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen LIBOR01 is not available to the Administrative Agent for any reason, the applicable Euro-Canadian Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent for any reason, the applicable Euro-Canadian Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Euro-Canadian Loan and having a maturity equal to such Interest Period.

         "Euro-Canadian Loan" means a Tranche B Loan which, except as otherwise provided in Section 2.11, bears interest at the applicable Euro-Canadian Rate.

         "Euro-Canadian Rate" means, with respect to a Euro-Canadian Advance for the relevant Interest Period, the sum of the Euro-Canadian Base Rate plus the Applicable Margin.

         "Eurodollar Advance" means a Tranche A Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Administrative Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Loan and having a maturity equal to such Interest Period.

         "Eurodollar Loan" means a Tranche A Loan which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(ii) the Applicable Margin.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or (ii) the jurisdiction in which the Administrative Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Existing Preferred Stock" means the Borrower's 120,000 shares of Series C Convertible Preferred Stock issued December 28, 2000, 120,000 shares of Series B Convertible Preferred

Stock issued June 1, 2000 and 150,000 shares of Series A Cumulative Perpetual Preferred Stock issued April 16, 1999.

         "Facility LC" is defined in Section 2.21.1.

         "Facility LC Application" is defined in Section 2.21.3.

         "Facility LC Collateral Account" is defined in Section 2.21.11.

         "Facility Termination Date" means the third anniversary of the Closing Date or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Financial Contract" of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any Rate Management Transaction.

         "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means a Tranche A Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Floating Rate Loan" means a Tranche A Loan which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Guarantor" means all Material Domestic Subsidiaries of Borrower from time to time.

         "Guaranty" means that certain amended and restated guaranty dated as of even date herewith, executed by the Guarantor in favor of the Administrative Agent, for the ratable benefit of the Lenders, as it may be amended, modified, renewed, extended, or restated and in effect from time to time, including, but not limited to, amendments to add additional Subsidiaries as a Guarantor.

         "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase accounts, notes receivable, securities, or other Property arising out of or in connection with the sale by Person or any of its Subsidiaries of the same or substantially similar accounts, notes receivable, securities, or Property, (vi) Capitalized Lease Obligations, (vii) Contingent Obligations, (viii) reimbursement obligations in respect of Letters of Credit,
(ix) any Synthetic Lease Obligations under Synthetic Leases, and (x) any other obligation for borrowed money or other financial accommodation for borrowed money which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.

         "Interest Period" means, with respect to a Eurodollar Advance or a Euro-Canadian Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day. No Interest Period may end after the Facility Termination Date.

         "Interest Rate Protection Agreement" means, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "LC Fee" is defined in Section 2.21.4.

         "LC Issuer" means Bank One (or any subsidiary or affiliate of Bank One designated by Bank One) in its capacity as issuer of Facility LCs hereunder.

         "LC Obligations" means, at any time, the sum, without duplication, of
(i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" is defined in Section 2.21.5.

         "Lenders" means the Tranche A Lenders and the Tranche B Lender (unless otherwise expressly provided).

         "Lending Installation" means, with respect to a Lender or the Administrative Agent, the office, branch, subsidiary or affiliate of such Lender or the Administrative Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.17.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Leverage Ratio" means, as of any date of calculation, the ratio calculated pursuant to Section 6.24.2 hereof.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, or other security agreement, or any preference, priority or preferential arrangement of any kind or nature whatsoever intended to create a security interest, including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement.

         "Loan" means, with respect to a Lender, such Lender's Loans made pursuant to Article II (or any conversion or continuation thereof), including, in the case of the Tranche B Lender, a Tranche B Loan, and "Loans" means all such Loans.

         "Loan Documents" means this Agreement, the Facility LC Applications, any Notes issued pursuant to Section 2.13, the Collateral Documents, and the Guaranty.

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or the Guarantor to perform its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent, the LC Issuer, or the Lenders thereunder.

         "Material Indebtedness" is defined in Section 7.5.

         "Material Domestic Subsidiary" means any Subsidiary of the Borrower that is incorporated under the laws of any state of the United States that, as of the relevant date of determination, would be a "significant subsidiary" as defined in Rule 1.02 (w) of Regulation S-X under the Securities Act as in effect on the Closing Date, assuming the Borrower is the "registrant" referred to in such definition.

         "Material Foreign Subsidiary" means any Subsidiary of the Borrower that is incorporated under the laws of any country other than the United States that, as of the relevant date of determination, would be a "significant subsidiary" as defined in Rule 1.02 (w) of Regulation S-X under the Securities Act as in effect on the Closing Date, assuming the Borrower is the "registrant" referred to in such definition.

         "Modify" and "Modification" are defined in Section 2.21.1.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all Unrealized Losses over all Unrealized Profits of such Person arising from Financial Contracts. "Unrealized Losses" means the fair market value of the cost to such Person of replacing such Financial Contract as of the date of determination (assuming the Financial Contract were to be terminated as of that date), and "Unrealized Profits" means the fair market value of the gain to such Person of replacing such Financial Contract as of the date of determination (assuming such Financial Contracts were to be terminated as of that date).

         "Non-U.S. Lender" is defined in Section 3.5(iv).

         "Notes" are defined in Section 2.13.

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all accrued and unpaid Commitment Fees, LC Fee, and other fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the LC Issuer, the Administrative Agent, or any indemnified party arising under the Loan Documents.

         "Off-Balance Sheet Liability" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any Synthetic Lease, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause (iv) Operating Leases.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Other Taxes" is defined in Section 3.5(ii).

         "Outstanding Tranche A Credit Exposure" means, as to any Tranche A Lender at any time, the sum of (i) the aggregate principal amount of its Tranche A Loans outstanding at such time, plus (ii) an amount equal to its Pro Rata Tranche A Share of the LC Obligations at such time.

         "Outstanding Credit Exposure" means, as to any Lender at any time, the sum of its Outstanding Tranche A Credit Exposure and the Spot Dollar Amount at such time of the aggregate outstanding principal amount of its Tranche B Loans.

         "Participants" is defined in Section 12.2.1.

         "Payment Date" means the last Business Day of each March, June, September, and December, commencing on March 31, 2002 through the Facility Termination Date, and the Facility Termination Date.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Acquisitions" means Acquisitions meeting the tests of
Section 6.29.

         "Permitted Financial Contract" means a Financial Contract meeting the tests of Section 6.30.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pricing Schedule" means the Schedule attached hereto identified as such.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Pro Rata Share" means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender's Tranche A Commitment and Tranche B Commitment and the denominator of which is the Aggregate Commitment.

         "Pro Rata Tranche A Share" means, with respect to a Tranche A Lender, a portion equal to a fraction, the numerator of which is such Lender's Tranche A Commitment and the denominator of which is the Aggregate Tranche A Commitment.

         "Purchasers" is defined in Section 12.3.1.

         "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and any Lender or Affiliate thereof which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) without duplication of (i), any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.21 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs; provided, however, that any Reimbursement Obligation that is satisfied by a draw upon the Tranche A Commitments shall not be accounted for as a double obligation.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reports" is defined in Section 9.6.

         "Required Lenders" means Lenders in the aggregate having at least 66-2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66-2/3% of the Aggregate Outstanding Credit Exposure.

         "Required Tranche A Lenders" means Tranche A Lenders in the aggregate having at least 66-2/3% of the Aggregate Tranche A Commitment or, if the Aggregate Tranche A Commitment has been terminated, Tranche A Lenders in the aggregate holding at least 66-2/3% of the Aggregate Outstanding Tranche A Credit Exposure.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" means, collectively, (i) the Obligations and (ii) all Rate Management Obligations now or hereafter owing to any Lender or Affiliate thereof.

         "Senior Indebtedness Leverage Ratio" means, as of any date of calculation, the ratio calculated pursuant to Section 6.24.3 hereof.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "SOLOCO Agreements" means, collectively that certain Agreement effective as of January 1, 1997 by and between OLS Consulting Services, Inc. and Loma Company, L.L.C., that certain Exclusive License Agreement effective as of July 1, 1995 between OLS Consulting, Services Inc. and SOLOCO, Inc., as amended, that certain Operating Agreement of Loma Company, L.L.C. executed between Newpark Holdings, Inc. and OLS Consulting Services, Inc., dated December 11, 1996, as amended, and that certain Exclusive License Agreement dated as of June 20, 1994 between Quality Mat Company, Inc. and SOLOCO, Inc.

         "Spot Dollar Amount" means (i) with respect to each Tranche B Loan denominated in Canadian Dollars, as of any date of determination, the equivalent in U.S. Dollars of the Canadian Dollar amount of such Tranche B Loan calculated on the basis of the rate of exchange at which, in accordance with normal banking procedures, the Tranche B Lender could purchase Canadian Dollars with U.S. Dollars at the Tranche B Lender's main office on such date, and (ii) with respect to each Tranche B Loan denominated in U.S. Dollars, the amount of such Tranche B Loan.

         "Subordinated Debentures" means the $125,000,000 Senior Subordinated Securities of the Borrower issued pursuant to the Indenture among the Borrower, certain guarantors, and State Street Bank and Trust Company, as Trustee, dated December 17, 1997.

         "Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations to the written satisfaction of the Required Lenders, including the Subordinated Debentures.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "Synthetic Lease" shall mean any transaction giving rise to Synthetic Lease Obligations.

         "Synthetic Lease Obligations" shall mean the obligations of any Person under a lease arrangement treated as an operating lease for financial accounting purposes and a financing lease for tax purposes.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Tranche A Advance" means a Tranche A borrowing hereunder, funded in United States Dollars, bearing interest at the applicable Eurodollar Rate or Floating Rate (i) made by some or all of the Tranche A Lenders on the same Borrowing Date, or (ii) converted or continued by some or all of the Tranche A Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Tranche A Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period.

         "Tranche A Commitment" means a commitment of the Tranche A Lenders to make an aggregate $94,500,000.00 United States Dollar Loans. The "Tranche A Commitment" of each Lender means the obligation of such Lender to make Tranche A Loans to, and participate in Facility LCs issued upon the application of, the Borrower in an aggregate amount not exceeding the amount set forth opposite its signature below, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.

         "Tranche A Lenders" means lending institutions listed on the signature pages of this Agreement as having a Tranche A Commitment, and their respective successors and assigns.

         "Tranche A Loans" means a loan which is funded in United States Dollars which bears interest at the applicable Eurodollar Rate or the Floating Rate.

         "Tranche A Note" is defined in Section 2.13.

         "Tranche B Advance" means a Tranche B borrowing hereunder funded in Canadian Dollars which, except as provided in Section 2.11, bears interest at the applicable Euro-Canadian Rate, (i) made by the Tranche B Lender on the same Borrowing Date, or (ii) converted or continued by the Tranche B Lender on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Euro-Canadian Loans, for the same Interest Period.

         "Tranche B Commitment" means a commitment of the Tranche B Lender to make Canadian Dollar Loans in an amount such that the Computation Date Dollar Amount of such Loans does not exceed U.S. $5,500,000.00.

         "Tranche B Lender" means Royal Bank of Canada, or such other Lender which may succeed to its rights and obligations as Tranche B Lender pursuant to the terms of this Agreement.

         "Tranche B Loans" means a loan which is funded in Canadian Dollars and which, except as otherwise provided in Section 2.11, bears interest at the Euro-Canadian Rate.

         "Tranche B Note" is defined in Section 2.13.

         "Transferee" is defined in Section 12.4.

         "Type" means, with respect to any Tranche A Advance, its nature as a Floating Rate Advance or a Eurodollar Advance and with respect to any Tranche B Advance, its nature as a Euro-Canadian Advance in Canadian Dollars (subject to Section 2.11).

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "US Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II

                                   THE CREDITS

         2.1.     Commitments.

                  2.1.1 Tranche A Commitments. From and including the Closing Date and prior to the Facility Termination Date, each Tranche A Lender severally agrees, on the terms and conditions set forth in this Agreement, to (i) make Tranche A Loans to the Borrower and (ii) participate in Facility LCs issued upon the request of the Borrower, provided that, after giving effect to the making of each such Tranche A Loan and the issuance of each such Facility LC, such Tranche A Lender's Outstanding Tranche A Credit Exposure shall not exceed its Tranche A Commitment.

                  2.1.2 Tranche B Commitment. From and including the Closing Date and prior to the Facility Termination Date, Tranche B Lender agrees, on the terms and conditions set forth in this Agreement, to make Tranche B Loans to the Borrower, provided that after giving effect to the making of each such Tranche B Loan the aggregate Computation Date Dollar Amount of all outstanding Tranche B Loans (calculated by separately determining the Computation Date Dollar Amount of each Tranche B Loan and then aggregating such amounts) shall not exceed the Tranche B Commitment.

                  2.1.3 General Provisions. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time from and after the Closing Date and prior to the Facility Termination Date. The Aggregate Commitments shall expire on the Facility Termination Date. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.21.

         2.2. Termination. The Aggregate Outstanding Tranche A Credit Exposure, all Tranche B Loans, and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date.

         2.3.     Ratable Loans.

                  2.3.1 Tranche A Loans. Each Tranche A Advance hereunder shall consist of Tranche A Loans made from the several Tranche A Lenders ratably in proportion to their Pro Rata Tranche A Shares.

                  2.3.2 Tranche B Loans. Tranche B Advances shall be made solely by Tranche B Lender.

         2.4. Types of Advances. Tranche A Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9 subject to the limitation of
Section 2.21. Tranche B Advances shall be Euro-Canadian Advances, subject to
Section 2.11 and to the limitation of Section 2.21.

         2.5. Commitment Fee; Reductions in Aggregate Commitment; Increase in Aggregate Commitment

                  2.5.1 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Pro Rata Share a commitment fee (a "Commitment Fee") at a per annum rate equal to the Applicable Fee Rate on an amount equal to the excess, if any, of (i) the average daily amount of the Aggregate Commitment over
        (ii) the sum of (A) the average daily amount of the Aggregate Outstanding Tranche A Credit Exposure, plus (B) the average daily amount of the aggregate Computation Date Dollar Amount of all outstanding Tranche B Loans (calculated by separately determining the Computation Date Dollar Amount of each Tranche B Loan and then aggregating such amounts). Such Commitment Fee shall accrue with respect to the period from the Closing Date to and including the Facility Termination Date and shall be payable within ten (10) days after each Payment Date hereafter and on the Facility Termination Date.

                  2.5.2. Reductions in and Termination of Aggregate Commitment. The Borrower may permanently reduce the Aggregate Tranche A Commitment in whole, or in part ratably among the Tranche A Lenders in integral multiples of $5,000,000.00, and may permanently terminate the Tranche B Commitment in whole, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction in the case of the Tranche A Commitment, and shall specify the termination, in the case of the Tranche B Commitment; provided, however, that the Aggregate Tranche A Commitment may not be reduced below the Aggregate Outstanding Tranche A Credit Exposure and the Tranche B Commitment may not be terminated while any Tranche B Loans are outstanding. All accrued Commitment Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder.

                  2.5.3. Increase in Aggregate Commitment. The Borrower shall have the option to request that the Tranche A Lenders increase their respective Tranche A Commitments such that the Aggregate Tranche Commitment shall be increased to an amount not in excess of $119,500,000.00, but no Tranche A Lender shall have any obligation whatsoever to agree to any such requested increase, and each Tranche A Lender may in its sole and absolute discretion reject any such requested increase. If the Tranche A Lenders do not agree to increase their respective Tranche A Commitments by amounts sufficient to provide the entire amount of the requested increase in the Aggregate Tranche A Commitment, the Administrative Agent shall have the right to admit additional Tranche A Lenders, if any are agreeable, to increase the Aggregate Tranche A Commitment to the amount requested by the Borrower, up to the maximum amount of $119,500,000.00. In such event, the Pro Rata Tranche A Share of the existing Lenders automatically shall be adjusted. In the event of such increase, whether by increase in the respective Tranche A Commitments of existing Tranche A Lenders or by admission of additional Tranche A Lenders, the Pro Rata Share of the Lenders automatically shall be adjusted.

         2.6. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $5,000,000.00 and in multiples of $1,000,000.00 if in excess thereof, each Euro-Canadian Advance shall be in the minimum amount of Canadian $500,000.00 and in multiples of Canadian $500,000.00 if in excess thereof and each Floating Rate Advance shall be in the minimum amount of $1,000,000.00 and in multiples of $1,000,000.00 if in excess thereof; provided, however, that any Floating Rate Advance may be in the amount of the Available Aggregate Tranche A Commitment.

         2.7.     Optional and Mandatory Principal Payments.

                  2.7.1. Tranche A. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances or a portion of the outstanding Floating Rate Advances in a minimum aggregate amount of $1,000,000.00 or any integral multiple of $1,000,000.00 in excess thereof, upon one Business Day's prior notice to the Administrative Agent. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances or a portion of the outstanding Eurodollar Advances in a minimum aggregate amount of $5,000,000.00 or any integral multiple of $1,000,000.00 in excess thereof, upon three Business Days' prior notice to the Administrative Agent.

                  2.7.2. Tranche B. (i) The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Euro-Canadian Advances or a portion of the outstanding Euro-Canadian Advances in a minimum aggregate amount of Canadian $50,000.00 or any integral multiple of Canadian $50,000.00 in excess thereof upon three Business Days' prior notice to the Administrative Agent.

         (ii) If at any time, as computed by the Tranche B Lender and advised to the Administrative Agent, the Spot Dollar Amount of the outstanding Euro-Canadian Advances is in excess of U.S. $5,500,000.00 for three days the Tranche B Lender shall have the right to require a mandatory prepayment of the Tranche B Loans in the amount of such excess. In such event the Borrower shall make a mandatory prepayment of such excess within one Business Day after notice from the Administrative Agent, together with any funding indemnification amounts required by Section 3.4 but without penalty or premium.

                  2.7.3 General Provisions. The Borrower shall make mandatory prepayments of principal in accordance with Sections 2.2, 2.7.2, 6.13 and 6.26.

         2.8. Method of Selecting Types and Interest Periods for New Advances; Method of Borrowing.

                  2.8.1 New Advances. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance and Euro-Canadian Advance, the Interest Period applicable thereto from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") substantially in the form attached to Exhibit D, not later than 11:00 a.m. (Chicago time) at least one Business Day before the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Advance and Euro-Canadian Advance, specifying:

                  (i) the Borrowing Date, which shall be a Business Day, of such Advance,

                  (ii)     the aggregate amount of such Advance,

                  (iii)    the Type of Advance selected, and

                  (iv) in the case of each Eurodollar Advance and Euro-Canadian Advance, the Interest Period applicable thereto.

                  2.8.2 Method of Borrowing. Not later than noon (Chicago time) on each Borrowing Date, each Tranche A Lender shall make available its Tranche A Loan or Loans in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article
         XIII. Not later than noon (Chicago time) on each Borrowing Date, the Tranche B Lender shall make available the Tranche B Loan in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article XIII. Unless the Administrative Agent determines that any applicable condition specified in Article IV has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address. Notwithstanding the foregoing provisions, to the extent that a Loan made by any Lender matures on the Borrowing Date of the requested Loan, such Lender shall apply the proceeds of the Loan it is then making to the repayment of the principal of the maturing Loan.

         2.9.     Conversion and Continuation of Outstanding Advances.

                  2.9.1. Tranche A Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this
         Section 2.9 or are repaid in accordance with Section 2.7. Each Eurodollar Advance shall continue as an Advance of that Type until the end of the then applicable Interest Period therefor, at which time such Advance shall be automatically converted into a Floating Rate Advance unless (x) such Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurodollar Advance. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance substantially in the form attached to Exhibit D, not later than 11:00 a.m. (Chicago time) at least three Business Days prior to the date of the requested conversion or continuation, specifying:

                  (i) the requested date, which shall be a Business Day, of such conversion or continuation,

                  (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

                  (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

                  2.9.2. Tranche B Advances. Each Euro-Canadian Advance shall continue an Advance of that Type until the end of the then applicable Interest Period therefor, at which time such Euro-Canadian Advance shall automatically continue as a Euro-Canadian Advance with an Interest Period of one month unless (x) such Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Advance continue as a Eurodollar-Canadian Advance for the same or another Interest Period. The Borrower shall give the Administrative Agent a Conversion/Continuation Notice of each Continuation of a Euro-Canadian Advance substantially in the form of Exhibit D not later than 11:00 a.m. (Chicago time) at least three Business Days prior to the date of the requested continuation, specifying:

                  (i) the requested date, which shall be a Business Day, of such continuation,

                  (ii) the aggregate amount of the Advance which is to be continued, and

                  (iii) the amount of such Advance which is to be continued as a Euro-Canadian Advance and the duration of the Interest Period applicable thereto.

         2.10. Changes in Interest Rate, etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.9.1, to but excluding the date it is paid or is converted into a Eurodollar

Advance pursuant to Section 2.9.1 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Tranche A Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance and Euro-Canadian Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurodollar Advance or Euro-Canadian Advance, as the case may be, based upon the Borrower's selections under Sections 2.8 and 2.9 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date.

         2.11. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.8 or 2.9, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), (i) declare that no Advance may be made as, converted into or continued as a Eurodollar Advance or a Euro-Canadian Advance, and (ii) declare that all outstanding Euro-Canadian Advances shall immediately convert to U.S. Dollars at the Spot Dollar Amount (as of the date of such declaration) and shall bear interest at the Floating Rate. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (x) each Eurodollar Advance and Euro-Canadian Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (y) each Floating Rate Advance (including any Euro-Canadian Advance converted as set forth in clause (ii) above) shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum, and (z) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of a Default under Section 7.6 or 7.7, the conversion of Euro-Canadian Advances set forth in clause (ii) above, the interest rates set forth in clauses (x) and (y) above, and the increase in the LC Fee set forth in clause (z) above shall be applicable to all Credit Extensions without any election or action on the part of the Administrative Agent or any Lender.

         2.12. Method of Payment. (i) Except as set forth in Section 2.11, each Euro-Canadian Advance shall be repaid and each payment of interest thereon shall be paid in Canadian Dollars. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (local time) on the date when due and shall (except in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders, or as otherwise specifically required hereunder) be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The

Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Bank One for each payment of principal, interest, Reimbursement Obligations and Commitment Fees, LC Fees, and other fees as it becomes due hereunder. Each reference to the Administrative Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Borrower to the LC Issuer pursuant to
Section 2.21.6. Prior to the occurrence of a Default or an Unmatured Default, payments designated as payments on Tranche A Loans shall be distributed to each Tranche A Lender in its Pro Rata Tranche A Share and payments designated as payments on Tranche B Loans shall be distributed to Tranche B Lender.

         (ii) Notwithstanding the provisions of subpart (i) if, after the making of any Euro-Canadian Advance, currency control or exchange regulations are imposed in Canada with the result that Canadian Dollars no longer exist or the Borrower is not able to make payment to the Administrative Agent for the account of the Tranche B Lender in Canadian Dollars, then all payments to be made by the Borrower hereunder in Canadian Dollars shall instead be made when due in Dollars in an amount equal to the Spot Dollar Amount (as of the date of repayment) of such payment date, it being the intention of the parties hereto that the Borrower take all risks of the imposition of any such currency control or exchange regulations.

         2.13. Noteless Agreement; Evidence of Indebtedness. (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (ii) The Administrative Agent shall also maintain accounts in which it will record (a) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (c) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (d) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

         (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

         (iv) Any Lender may request that its Loans be evidenced by a promissory note (a "Note"). In such event, the Borrower shall prepare, execute and deliver to any such Tranche A Lender a Note (a "Tranche A Note") and to any such Tranche B Lender a Note (a "Tranche B Note") payable to the order of such Lender in a form supplied by the Administrative Agent. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

         2.14. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

         2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on the last Business Day of each month, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than the last Business Day of any month shall be payable on the date of conversion.

         Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period.

         Interest accrued on each Euro-Canadian Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Euro-Canadian Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Euro-Canadian Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period.

         Interest, Commitment Fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice,

Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Administrative Agent will notify each Tranche A Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify each Tranche A Lender and the Borrower of the interest rate applicable to each Eurodollar Advance after determination of such interest rate and will notify the Tranche B Lender and the Borrower of the interest rate applicable to each Euro-Canadian Advance after determination of such interest rate, and will give each Tranche A Lender and the Borrower notice of each change in the Alternate Base Rate.

         2.17. Lending Installations. Each Lender may book its Loans and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Administrative Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

         2.18. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.19 Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article II and Article IV with respect to any Tranche B Advance in Canadian Dollars, if there shall occur on or prior to the date of such Tranche B Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or the Tranche B Lender make it impracticable for the Euro-Canadian Loans comprising such Tranche B Advance to be denominated in Canadian Dollars then the Administrative Agent shall forthwith give notice thereto to the Borrower and the Lenders, and such Loans shall not be made.

         2.20 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent's main Chicago office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under
Section 12.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower.

         2.21.    Facility LCs.

                  2.21.1. Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed US $25,000,000.00 and (ii) the Aggregate Outstanding Tranche A Credit Exposure shall not exceed the Aggregate Tranche A Commitment. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance; provided that a Facility LC may provide for consecutive one-year extensions with a final maturity no later than the Fifth Business Day prior to the Facility Termination Date.

                  2.21.2. Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.21, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Tranche A Lender, and each Tranche A Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC

         Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Tranche A Share.

                  2.21.3. Notice. Subject to Section 2.21.1, the Borrower shall give the LC Issuer notice prior to 11:00 a.m. (Chicago time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Tranche A Lender, of the contents thereof and of the amount of such Tranche A Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                  2.21.4. LC Fees. (i) The Borrower shall pay to the Administrative Agent, for the account of the Tranche A Lenders ratably in accordance with their respective Pro Rata Tranche A Shares with respect to each standby and commercial Facility LC, a quarterly letter of credit fee at a per annum rate calculated pursuant to the Pricing Schedule, on the face amount of such standby or commercial Facility LC, such fee to be payable in arrears within ten (10) days after each Payment Date.

         (ii) The Borrower shall also pay to the LC Issuer for its own account a quarterly fronting fee for each standby and commercial Facility LC in the amount of .25% on the face amount of such standby or commercial Facility LC, such fee to be payable in arrears within ten (10) days after each Payment Date, and shall also pay documentary and processing charges in connection with the issuance or Modification of and draws under standby and commercial Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

         (iii) Each fee described in this Section 2.21.4. shall constitute an "LC Fee".

                  2.21.5. Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Tranche A Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Borrower and each Tranche A Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Tranche A Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Pro Rata Tranche A Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section
         2.21.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

                  2.21.6. Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request complying in all material respects with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to
         (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Tranche A Lender ratably in accordance with its Pro Rata Tranche A Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.21.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in
         Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

                  2.21.7. Obligations Absolute. The Borrower's obligations under this Section 2.21 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Tranche A Lender or any beneficiary of a Facility LC.

         The Borrower further agrees with the LC Issuer and the Tranche A Lenders that the LC Issuer and the Tranche A Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the LC Issuer or any Tranche A Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Tranche A Lender under any liability to the Borrower. Nothing in this Section 2.21.7 is intended to limit the right of the Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.21.6.

                  2.21.8. Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Tranche A Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.21, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

                  2.21.9. Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Tranche A Lender, the LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Tranche A Lender, the LC Issuer or the Administrative Agent may incur (or which may be claimed against such Tranche A Lender, the LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Tranche A Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Tranche A Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Tranche A Lender, the LC Issuer or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.21.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.21.10. Lenders' Indemnification. Each Tranche A Lender shall, ratably in accordance with its Pro Rata Tranche A Share, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.21 or any action taken or omitted by such indemnitees hereunder.

                  2.21.11. Facility LC Collateral Account. The Borrower agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Tranche A Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "Facility LC Collateral Account") at the Administrative Agent's office at the address specified pursuant to
         Article XIII, in the name of such Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of Bank One having a maturity not exceeding 30 days. Nothing in this Section 2.21.11 shall either obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative

         Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

                  2.21.12. Rights as a Lender. In its capacity as a Tranche A Lender, the LC Issuer shall have the same rights and obligations as any other Tranche A Lender.

         2.22. Replacement of Lender. If the Borrower is required pursuant to
Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 (any Lender so affected an "Affected Lender"), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of
Section 12.3 applicable to assignments, and (ii) the Borrower shall pay to such Affected Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

         2.23. Limitation on Number of Loans. No more than eight (8) Tranche A Loans and no more than eight (8) Tranche B Loans may be outstanding at any time or from time to time.


                                   ARTICLE III

                             YIELD PROTECTION; TAXES

         3.1. Yield Protection. If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

      (i) subjects any Lender or any applicable Lending Installation or the LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to

                  Excluded Taxes) to any Lender or the LC Issuer in respect of its Eurodollar Loans, Euro-Canadian Loans, Facility LCs or participations therein, or

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances or Euro-Canadian Advances), or

    (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding or maintaining its Eurodollar Loans or Euro-Canadian Loans, or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Eurodollar Loans, Euro-Canadian Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of Eurodollar Loans, Euro-Canadian Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or the LC Issuer, as the case may be, of making or maintaining its Eurodollar Loans or Euro-Canadian Loans or Commitment or of issuing or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or the LC Issuer, as the case may be, in connection with such Eurodollar Loans, Euro-Canadian Loans, Commitment, Facility LCs, or participations therein, then, within 15 days of demand by such Lender, or the LC Issuer, as the case may be, the Borrower shall pay such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the LC Issuer, as the case may be, for such increased cost or reduction in amount received accrued through the date of the demand.

         3.2. Changes in Capital Adequacy Regulations. If a Lender or the LC Issuer determines the amount of capital required or expected to be maintained by such Lender or the LC Issuer, any Lending Installation of such Lender or the LC Issuer, or any corporation controlling such Lender or the LC Issuer is increased as a result of a Change, then, within 15 days of demand by such Lender or the LC Issuer, the Borrower shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall, accrued through the date of the demand, in the rate of return on the portion of such increased capital which such Lender or the LC Issuer determines is attributable to this Agreement, its Outstanding Tranche A Credit Exposure, its outstanding Tranche B Loans, or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender's or the LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or the LC Issuer or any Lending Installation or any corporation controlling any Lender or the LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3. Availability of Types of Advances. If any Tranche A Lender determines that maintenance of its Eurodollar Loans or the Tranche B Lender determines that maintenance of its Euro-Canadian Loans, at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Tranche A Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, or if the Tranche B Lender determines that (i) deposits of a type and maturity appropriate to match fund Euro-Canadian Advances are not available or (ii) the interest rate applicable to Euro-Canadian Advances does not accurately reflect the cost of making or maintaining Euro-Canadian Advances, then the Administrative Agent shall suspend the availability of Eurodollar Advances or Euro-Canadian Advances, as the case may be, and require any affected Eurodollar Advances or Euro-Canadian Advances, as the case may be, to be repaid or, in the case of Eurodollar Advances, converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

         3.4. Funding Indemnification. If any payment of a Eurodollar Advance or Euro-Canadian Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance or Euro-Canadian Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, or the Applicable Margin is reset during an Interest Period, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance or Euro-Canadian Advance.

         3.5. Taxes. (i) All payments by the Borrower to or for the account of any Lender, the LC Issuer or the Administrative Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the LC Issuer or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, the LC Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

         (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

         (iii) The Borrower hereby agrees to indemnify the Administrative Agent, the LC Issuer, and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent, the LC Issuer, or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent, the LC Issuer, or such Lender makes demand therefor pursuant to Section 3.6.

         (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the date of this Agreement, (i) deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a

Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

         (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

         (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

         3.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1. Initial Credit Extension. The Lenders shall not be required to make the initial Credit Extension hereunder unless the Borrower has furnished to the Administrative Agent with sufficient copies for the Lenders:

      (i) Copies of the articles or certificate of incorporation of the Borrower, together with all amendments, which may be dated more than ninety (90) days from the hereof, and a certificate of good standing, dated within ninety (90) days of the date hereof, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

     (ii) Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which the Borrower is a party.

    (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower authorized to sign the Loan Documents to which the Borrower is a party, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

     (iv) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Credit Extension Date no Default or Unmatured Default has occurred and is continuing.

      (v) A written opinion of counsel to the Borrower and the Guarantor, addressed to the Lenders in substantially the form of Exhibit A, together with such other opinions regarding perfection of security interests as the Administrative Agent may have reasonably requested.

     (vi) Any Notes requested by a Lender pursuant to Section 2.13 payable to the order of each such requesting Lender.

    (vii) Written money transfer instructions, in substantially the form of Exhibit D, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

   (viii) Copies of documentation provided in Items (i), (ii), and (iii) (modified in the event of entities other than corporations) for each Guarantor.

   (viii) Executed copies of the Collateral Documents together with evidence of filing of any UCC financing statements or amendments as required by the Administrative Agent.

     (ix)         Executed Guaranty.

      (x) If the initial Credit Extension will be the issuance of a Facility LC, a properly completed Facility LC Application.

     (xi) Such other documents as any Lender or its counsel may have reasonably requested.

         4.2. Each Credit Extension. The Lenders shall not be required to make any Credit Extension unless on the applicable Credit Extension Date:

      (i)         There exists no Default or Unmatured Default.

     (ii) The representations and warranties contained in Article V are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

    (iii) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Lenders and their counsel.

     (iv) All Commitment Fees, LC Fees, and other fees then due to the Administrative Agent, the LC Issuer, and the Lenders under the Prior Credit Agreement, this Agreement, and the fee letter referenced in Section 10.13, shall have been paid.

         Each Borrowing Notice or request for issuance of a Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and
(ii) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit B as a condition to making a Credit Extension.

         4.3. Closing Date. The Administrative Agent shall notify the Borrower. the Guarantors, and the Lenders of the Closing Date for purposes of this Agreement, (including, but not limited to the determination of the Facility Termination Date), the Guaranty, and the Collateral Documents.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that:

         5.1. Existence and Standing. Each of the Borrower and its Subsidiaries is a corporation, (in the case of Subsidiaries only) partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         5.2. Authorization and Validity. Each of the Borrower and each Guarantor has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower and each Guarantor of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower and each Guarantor of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         5.4. Financial Statements. The September 30, 2001 consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with United States generally accepted accounting principles as applicable to quarterly financial statements in effect on the date such statements were prepared, and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

         5.5. Material Adverse Change. Since September 30, 2001 there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect other than as reflected in the draft consolidated statements of operations for the year ending December 31, 2001 previously delivered to the Administrative Agent.

         5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate. Each of its Subsidiaries that is a limited liability company qualifies for partnership tax treatment under United States federal tax law or, if any limited liability company does not qualify for partnership tax treatment, no additional tax liability would result therefrom.

         5.7. Litigation and Contingent Obligations. Except as set forth on
Schedule 4, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries for which adequate insurance coverage does not exist which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration or proceeding which (i) could not reasonably be expected to have a Material Adverse Effect or (ii) is set forth on Schedule 4, neither Borrower nor any of its Subsidiaries has any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8. Subsidiaries. Schedule 1 contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

         5.9. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $1,000,000.00. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $1,000,000.00 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.10. Accuracy of Information. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

         5.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         5.12. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Material Indebtedness.

         5.13. Compliance With Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

         5.14. Ownership of Properties. Except as set forth on Schedule 2, on the date of this Agreement, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.15, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the Administrative Agent as owned by the Borrower and its Subsidiaries. To the extent that any UCC search results reflect unterminated financing statements for which no secured obligations are outstanding, the Borrower represents that such statements are not listed on
Schedule 2, but will be terminated promptly upon request from the Administrative Agent.

         5.15. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         5.16. Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws cannot reasonably be expected to have a

Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.17. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.18. Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.19. Subordinated Indebtedness. The Obligations and the Guaranty (including any Rate Management Obligations now or hereafter arising and any increases contemplated by Section 2.5.3) constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Indebtedness, including, but not limited to, the provisions of the Subordinated Debentures and the guaranties of the Subordinated Debentures executed by the Material Domestic Subsidiaries.

         5.20. Post-Retirement Benefits. The present value of the expected cost of post-retirement medical and insurance benefits payable by the Borrower and its Subsidiaries to its employees and former employees, as estimated by the Borrower in accordance with procedures and assumptions deemed reasonable by the Required Lenders, does not exceed $500,000.00.

         5.21. Insurance. The certificate issued by the broker(s) placing the property and casualty insurance for the Borrower and its Subsidiaries furnished to the Administrative Agent on or before the date hereof attests to the existence and adequacy of, and summarizes in all material respects, the property and casualty insurance program carried by the Borrower with respect to itself and its Subsidiaries, and is complete and accurate in all material respects.

         5.22. Solvency. (i) Immediately after the consummation of the transactions to occur on the date hereof and immediately following the making of each Loan, if any, made on the date hereof and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

         (ii) The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

         5.23. Take-or-Pay. The Borrower and its Subsidiaries have purchased sufficient quantities of mats under the SOLOCO Agreements as of the date hereof so that no "take or pay" obligation existed thereunder during calendar year 2001 or any prior year.

                                   ARTICLE VI

                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

      (i) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by said accountants.

     (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by an Authorized Officer.

    (iii) Together with the financial statements required under Sections 6.1(i) and (ii), a compliance certificate in substantially the form of Exhibit B signed by an Authorized Officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

     (iv) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA, if applicable.

      (v) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

     (vi) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries which, in either case, could reasonably be expected to have a Material Adverse Effect.

    (vii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

   (viii) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

     (ix) Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

         6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate purposes and Permitted Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

         6.3. Notice of Default. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4. Conduct of Business. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles. Any Subsidiary that is organized as a limited liability company will qualify for partnership income tax treatment under United States federal tax law, provided, however, that state income tax treatment may vary based upon individual state laws.

         6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

         6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws.

         6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.9. Inspection. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent or any Lender may designate.

         6.10. Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except:

      (i) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to a Wholly-Owned Subsidiary;

     (ii) the Borrower may pay cash dividends on its Existing Preferred Stock; provided, however, that no cash dividends may be paid unless (x) the Leverage Ratio has been at or below 2.75 to
                  1.00 for two consecutive fiscal quarters and (y) there is no Default or Unmatured Default and none would result from such payment; and

    (iii) the Borrower may repurchase or redeem its capital stock from time to time, not in excess of an aggregate of $10,000,000.00 from the Closing Date to the Facility Termination Date; provided, however, that no repurchase or redemption may be made unless (x) the Leverage Ratio has been at or below 2.75 to 1.00 for two consecutive fiscal quarters and (y) there is no Default or Unmatured Default and none would result from such repurchase or redemption.


         6.11. Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

      (i)         The Loans and the Reimbursement Obligations.

     (ii)         Indebtedness existing on the date hereof and described in
                  Schedule 2, including the Contingent Obligations in amounts not in excess of that described in Schedule 3.

    (iii)         Indebtedness with respect to any currently existing Synthetic
                  Leases.

     (iv) Purchase money Indebtedness arising from the acquisition of Property for the Borrower or any Subsidiary, not in excess of $1,000,000.00 prior to the Facility Termination Date.

      (v)         Indebtedness arising in connection with Permitted
                  Acquisitions.

     (vi) Indebtedness arising after the date of this Agreement in a maximum principal amount of $5,000,000.00.

    (vii) Indebtedness not in excess of a maximum principal amount of $7,000,000.00 in connection with the relocation of the Excalibar Minerals Inc. Houston, Texas facility, provided that the term of such Indebtedness is approximately ten years, and provided that the terms and conditions of such Indebtedness are no more restrictive than the terms of this Agreement.

         6.12. Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that a Subsidiary may merge into the Borrower or a Wholly-Owned Subsidiary of the Borrower.

         6.13.    Sale of Assets.

                  6.13.1. Limitations on Sales. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except:

                  (i) Sales or leases of inventory in the ordinary course of business.

                  (ii) Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

                  6.13.2. Prepayment of Loans. Upon any lease, sale, or other disposition of Property by Borrower or any Subsidiary (other than sales or leases of inventory in the ordinary course of business) Borrower shall, within thirty days, prepay the Loans ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure in an amount equal to 100% of the net proceeds after deduction of taxes arising from the sale or lease and expenses related to the sale, provided:

                  (i) Borrower may reinvest the net proceeds in comparable Property within a reasonable period of time in lieu of prepaying the Loans.

                  (ii) Borrower may retain up to $150,000.00 of un-reinvested net proceeds in any calendar year.

                  (iii) In the event that the net proceeds from all leases, sales, or other dispositions of Property (other than sales or leases of inventory in the ordinary course of business) from the Closing Date through the Facility Termination Date are less than $1,500,000.00, Borrower shall prepay only the Tranche A Loans ratably in proportion to their respective Pro Rata Tranche A Shares of the Aggregate Tranche A Outstanding Credit Exposure.

         6.14. Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

      (i)         Cash Equivalent Investments.

     (ii) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 1.

    (iii)         Permitted Acquisitions.

     (iv) Investments after the date hereof in entities that are or become Guarantors hereunder.

      (v) Investments after the date hereof in Newpark Canada Inc. and any other Canadian Subsidiaries acquired after the date hereof, not in excess of the aggregate of $20,000,000.00 outstanding from time to time.

         6.15. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, grant, assume, or suffer to exist any Lien in, of or on any of the present or future Property of the Borrower or any of its Subsidiaries, regardless of whether any of such present or future Property is or is required to be subjected to a Lien in favor of the Administrative Agent for the benefit of the Lenders, except:

      (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

     (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

    (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

     (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

      (v)         Liens existing on the date hereof and described in Schedule 2.

    (vii) Liens in favor of the Administrative Agent, for the benefit of any of the Lenders, granted pursuant to any Collateral Document.

   (viii)         Liens securing Indebtedness incurred under Section 6.11 (iii),
                  (iv), (vi), and (vii) hereof and existing Liens affecting property of any Permitted Acquisition under Section 6.11 (v) hereof.

     (ix) Liens on personal property leased by Borrower or a Subsidiary under an Operating Lease.

         6.16. Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

         6.17. Amendments to Agreements. The Borrower will not, and will not permit any Subsidiary to, (i) amend if the result would be to waive or release rights of the Borrower or any Subsidiary under, or (ii) terminate, the SOLOCO Agreements or any material licenses (whether the Borrower is the licensor or the licensee), permits, patents, trademark registrations, or copyright registrations.

         6.18. Subordinated Indebtedness. The Borrower will not, and will not permit any Subsidiary to, make any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness. The Borrower shall not permit any Subsidiary to amend or otherwise change its guarantee in respect of the Subordinated Indebtedness or any agreements relating to the Subordinated Indebtedness, nor shall the Borrower make, or permit any Subsidiary to make, any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change any dates upon which payments of principal or interest are due thereon, change any of the covenants with respect thereto in a manner which is more restrictive to the Borrower or any of its Subsidiaries, change any event of default or condition to an event of default with respect thereto, change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof, or change any collateral therefor (other than to release such collateral) or if the effect of such amendment or change, together with all other amendments or changes made, is to increase the obligations of the Borrower thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to the Lenders. Anything in this Section 6.18 to the contrary notwithstanding, Borrower and its Subsidiaries shall have the right, without being in violation of this Section 6.18, (i) to obtain consents under the provisions of the Indenture to permit any actions or inactions that are otherwise permitted under this Agreement and (ii) to obtain waivers of any default or events of default under the Indenture. Without limitation of the foregoing, the Borrower shall not make (or give any notice in respect of) any voluntary or optional payment or prepayment or redemption or defeasance of or with respect to the Subordinated Indebtedness or any portion thereof without the consent of all of the Lenders.

         6.19. Sale of Accounts. The Borrower will not, nor will it permit any Subsidiary to, sell or otherwise dispose of any notes receivable or accounts receivable, with or without recourse.

         6.20. Sale and Leaseback Transactions and other Off-Balance Sheet Liabilities. The Borrower will not, nor will it permit any Subsidiary to, enter into or suffer to exist any (i) Sale and Leaseback Transaction, other than the sale and lease back of the Lafayette office building at

207 Town Center Parkway, Lafayette, Louisiana, or (ii) any other transaction pursuant to which it incurs or has incurred Off-Balance Sheet Liabilities.

         6.21. Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the Reimbursement Obligations, (iii) the Guaranty, and (iv) those described on Schedule 3.

         6.22. Letters of Credit. The Borrower will not, nor will it permit any Subsidiary to, apply for or become liable upon or in respect of any Letter of Credit other than Facility LCs.

         6.23. Negative Pledge. Other than as set forth in Section 6.15 and other than as set forth in the existing Subordinated Indebtedness, the Borrower shall not enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets.

         6.24.  Financial Covenants.

                  6.24.1. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated EBITDA for the fiscal quarter then ended, minus (ii) $1,500,000.00 for maintenance capital expenditures for the fiscal quarter then ended, minus (iii) the average of stock repurchases and/or retirements permitted under Section 6.10 over the immediately preceding four fiscal quarters to (x) Consolidated Interest Expense for the fiscal quarter then ended, plus (y) scheduled principal payments on Consolidated Indebtedness for the fiscal quarter then ended, plus (z) cash dividends on Existing Preferred Stock paid during the fiscal quarter then ended, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than the following:

         Quarters ending:                                      Ratio:

         December 31, 2001                                     3.00 to 1.00
         March 31, 2002                                        2.50 to 1.00
         June 30, 2002                                         2.50 to 1.00
         September 30, 2002                                    2.75 to 1.00
         All quarters ending thereafter                        3.00 to 1.00


                  6.24.2. Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness to (ii) Consolidated EBITDA at the end of each of its fiscal quarters, annualized, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the following:

         Quarters ending:                                      Ratio:

         December 31, 2001                                     3.00 to 1.00
         March 31, 2002                                        3.50 to 1.00
         June 30, 2002                                         3.50 to 1.00
         September 30, 2002                                    3.25 to 1.00
         December 31, 2002                                     3.00 to 1.00
         All quarters ending thereafter                        2.75 to 1.00

                  6.24.3. Senior Indebtedness Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness less Subordinated Indebtedness to (ii) Consolidated EBITDA at the end of each of its fiscal quarters, annualized, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than 1.50 to 1.00.

                  6.24.4. Minimum Net Worth. The Borrower will at all times maintain Consolidated Tangible Net Worth of not less than $155,000,000.00 plus (a) 75% of Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending on March 31, 2002, during which Consolidated Net Income is positive, but without reductions for any fiscal quarters during which Consolidated Net Income is negative, plus (b) 100% of the Net Cash Proceeds from the issuance of any capital stock, warrants or options to purchase capital stock or other equity interest on and after Closing, plus (c) without duplication of the preceding clause (b), 100% of any increase in Consolidated Net Worth from the conversion of any debt to equity, the issuance of any capital stock, warrants or options to purchase capital stock or other equity interest, and any other transaction the effect of which is to increase Consolidated Tangible Net Worth.

         6.25. Material Domestic Subsidiary. Promptly upon acquiring a Material Domestic Subsidiary, or promptly upon any Subsidiary becoming a Material Domestic Subsidiary, Borrower shall cause such Material Domestic Subsidiary to execute the Guaranty and the Security Documents.

         6.26. Equity Proceeds. Within thirty (30) days after the issuance of stock or securities of Borrower or any Subsidiary, other than pursuant to the exercise of employee stock options Borrower shall prepay the Loans ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure in an amount equal to 100% of the net proceeds thereof; provided, in the event that such net proceeds from the Closing Date through the Facility Termination Date are less than $1,500,000.00, Borrower shall prepay only the Tranche A Loans ratably in proportion to their respective Pro Rata Tranche A Shares of the Aggregate Tranche A Outstanding Credit Exposure.

         6.27.  Environmental Matters.

                  6.27.1.  Environmental Compliance.

                           (i) The Borrower and each Guarantor will comply with
                  and will use its best efforts to cause its agents, contractors and sub-contractors (while such Persons are acting within the scope of their contractual relationship with the Borrower and the Guarantors) to so comply with (A) all applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Authorities and (B) the terms and conditions of all applicable permits, licenses, certificates and approvals of all Governmental Authorities now or hereafter granted or obtained with respect to properties owned or operated by the Borrower or any Guarantor unless such compliance would violate the laws or regulations of the jurisdictions in which the assets are located.

                           (ii) The Borrower and each Guarantor will use its
                  best efforts and safety practices to prevent the unauthorized release, discharge, disposal, escape or spill of Hazardous Substances on or about properties owned or operated by the Borrower or the Guarantors.

                  6.27.2. Environmental Notifications. The Borrower and each Guarantor shall notify the Administrative Agent within five
                  (5) Business Days of any of the following events occurring after the date of this Agreement:

                           (i) Any written notification made by Borrower or any
                  Guarantor to any federal, state or local environmental agency required under any federal, state or local environmental statute, regulation or ordinance relating to a spill or unauthorized discharge or release of any Hazardous Substance to the environment at, from, or as a result of any operations on, the properties and operations owned or operated by the Borrower and any Guarantor.

                           (ii) Knowledge by an officer of the Borrower or any
                  Guarantor of receipt of service by Borrower or such Guarantor of any complaint, compliance order, compliance schedule, notice letter, notice of violation, citation or other similar notice or any judicial demand by any court, federal, state or local environmental agency, alleging (A) any spill, unauthorized discharge or release of any Hazardous Substance to the environment from, or as a result of the operations on, the properties owned or operated by the Borrower or such Guarantor or (B) violations of applicable laws, regulations or permits regarding the generation, storage, handling, treatment, transportation, recycling, release or disposal of Hazardous Substances on or as a result of operations on the properties and operations owned or operated by the Borrower or such Guarantor.

                           (iii) It is understood by the parties hereto that the
                  aforementioned notices are solely for the Administrative Agent's and the Lender's information, may not otherwise be required by any federal, state or local environmental laws, regulations or ordinances, and are to be considered confidential information by the Lenders and the Administrative Agent.

                           (iv) The term "environmental agency" as used herein
                  shall include, but not be limited to, the United States Environmental Protection Agency, the United States Coast Guard, the United States Mineral Management Service, the United States Department of Transportation (in its administration of the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801, et seq.), the Louisiana Department of Natural Resources, the Railroad Commission of the State of Texas, the Texas Natural Resource Conservation Commission and other analogous or similar Governmental Authorities regulating or administering statutes, regulations or ordinances relating to or imposing liability or standards of conduct concerning the generation, storage, use, production, transportation, handling, treatment, recycling, release or disposal of any Hazardous Substance.

                  6.27.3.  Environmental Indemnifications.

                           (i) The Borrower and the Guarantors hereby agree,
                  jointly and severally, to indemnify and hold the Administrative Agent and each Lender harmless from and against any and all claims, losses, liability, damages and injuries of any kind whatsoever asserted against the Administrative Agent and the Lenders with respect to or as a direct result of the presence, escape, seepage, spillage, release, leaking, discharge or migration from any properties owned or operated by the Borrower or any Guarantor of any Hazardous Substance, including without limitation, any claims asserted or arising under any applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Authorities, regardless of whether or not caused by or within the control of the Borrower or any Guarantor.

                           (ii) It is the parties' understanding that the
                  Administrative Agent and the Lenders do not now, have never and do not intend in the future to exercise any operational control or maintenance over the properties and operations owned or operated by the Borrower or any Guarantor, nor have they in the past, presently, or intend in the future to, maintain an ownership interest in the properties owned or operated by the Borrower or any Guarantor except as may arise upon enforcement of the rights under the Security Instruments.

         6.28. Collateral; Guaranty. The Borrower shall, and shall cause each Material Domestic Subsidiary, including any Subsidiary that becomes a Material Domestic Subsidiary hereafter to, execute Collateral Documents in form and substance satisfactory to Administrative Agent, to provide a valid, perfected, first priority security interest in all present and future Collateral securing all Secured Obligations, pari passu. The Borrower and each Material Domestic Subsidiary shall execute such further and additional security agreements, financing statements, and amendments thereto as may be necessary to perfect or continue the perfection and validity of any Collateral Document, including any that may be necessary as a result of the effectiveness, in any jurisdiction, of revised article 9 of the Uniform Commercial Code. If requested by Administrative Agent at any time, the Borrower shall, and shall cause each Material Domestic Subsidiary, to deliver to Administrative Agent, all certificated securities and other property as may be necessary for the attachment or perfection of any security interest. The Borrower shall cause each Material Domestic Subsidiary, including any Subsidiary that becomes a Material

Domestic Subsidiary hereafter, to execute the Guaranty. Each such Subsidiary shall be permitted to execute a subordinated guaranty of the Subordinated Debentures at or after the time at which the Guaranty is executed, provided such guaranty shall be subordinate in all respect to the Guaranty.

         6.29. Permitted Acquisitions. The Borrower will not, and will not permit any Subsidiary to, make Acquisitions if the cumulative aggregate cash consideration (defined as total net cash to be paid, plus Indebtedness and Contingent Obligations to be assumed in connection with any Acquisition, plus the Acquisition costs associated with such Acquisitions exceeds $15,000,000 through the Facility Termination Date. The Borrower will not, and will not permit any Subsidiary to, make other Acquisitions unless (i) the acquisition target is in the same or similar line of business as Borrower and its subsidiaries; (ii) the Borrower or a Domestic Subsidiary is the surviving entity holding one hundred percent (100%) of the capital stock or membership interests in the Acquisition target; (iii) no Default or Unmatured Default shall exist before or after any Acquisition; (iv) all Acquisitions shall be completed in accordance with applicable laws; (v) Administrative Agent shall be provided with satisfactory opinions with regard to any acquisition as it may request; (vi) the terms of Section 6.28 or 6.31 as the case may be, are satisfied, and (vii) the board of directors of the Acquisition target approves the Acquisition.

         6.30. Permitted Financial Contracts. The Borrower will not, and will not permit any Subsidiary to, enter into any Financial Contracts other than Financial Contracts complying with the provisions of this Section 6.30. The Borrower may enter into Financial Contracts that constitute interest rate swaps provided (i) they do not exceed an aggregate notional amount of 100% of the Indebtedness that is projected to be incurred during the term of such Financial Contract and (ii) they are for a term of three (3) years or less. The Borrower may enter into Financial Contracts that constitute currency swap transactions of Canadian Dollars provided (y) they do not exceed an aggregate notional amount of 100% of all Canadian Dollar loans reasonably projected to be outstanding from Borrower to Newpark Canada, Inc. and any other Canadian Subsidiaries, together with all investments by Borrower in such entities permitted under Section 6.14(v) during the term of such Financial Contract minus the aggregate principal amount (stated in Canadian Dollars) of all Tranche B Loans reasonably projected to be outstanding during the term of such Financial Contract, and (z) they are for a term of three (3) years or less.

         6.31. Material Foreign Subsidiary. Promptly upon acquiring a Material Foreign Subsidiary, or promptly upon any Subsidiary becoming a Material Foreign Subsidiary, Borrower shall, in the case of any Subsidiary that is a Canadian entity, pledge at least 65% but just less than 66-2/3% of the capital stock on such terms and conditions and with such priority as may be required by the Administrative Agent, and in the case of any Subsidiary formed under the laws of any other country, take such actions in order to pledge security and/or capital stock or equity interest of such Subsidiary as the Administrative Agent shall require.

         6.32. SOLOCO Agreements. The Borrower shall comply with the material terms and conditions of the SOLOCO Agreements and shall purchase at least the minimum number of mats as may be required thereunder to maintain exclusive license under the SOLOCO Agreements.

                                   ARTICLE VII

                                    DEFAULTS


         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

         7.2. Nonpayment of principal of any Loan when due, or nonpayment of any Reimbursement Obligation within one Business Day after the same becomes due, or nonpayment of interest upon any Loan or of any Commitment Fee, LC Fee, or other obligations under any of the Loan Documents within five days after the same becomes due.

         7.3. The breach by the Borrower of any of the terms or provisions of
Article VI.

         7.4. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within five days after written notice from the Administrative Agent or any Lender.

         7.5. Failure of the Borrower or any of its Subsidiaries to pay when due any Indebtedness aggregating in excess of $1,000,000.00 ("Material Indebtedness"); or the default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors,
(iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

         7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

         7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $1,000,000.00 (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

         7.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $1,000,000.00 or any Reportable Event shall occur in connection with any Plan.

         7.11. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $500,000.00 or requires payments exceeding $1,000,000.00 per annum.

         7.12. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $1,000,000.00.

         7.13. The Borrower or any of its Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect.

         7.14.  Any Change in Control shall occur.

         7.15. The occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided.

         7.16. Nonpayment by the Borrower or any Subsidiary of any Rate Management Obligation or any obligation under any Financial Contract when due or the breach by the Borrower or any Subsidiary of any term, provision or condition contained in any Financial Contract.

         7.17. Any Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under any Guaranty to which it is a party, or shall give notice to such effect.

         7.18. Any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or the Borrower shall fail to comply with any of the terms or provisions of any Collateral Document.

         7.19. The representations and warranties set forth in Section 5.15 ("Plan Assets; Prohibited Transactions") shall at any time not be true and correct.

         7.20. The Borrower or any Subsidiary shall fail to pay when due any Operating Lease Obligation, obligation with respect to a Letter of Credit, obligation under a Sale and Leaseback Transaction or Contingent Obligation.


                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1. Acceleration; Facility LC Collateral Account. (i) If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations (i) of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, the LC Issuer or any Lender and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

         (ii) If at any time while any Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

         (iii) The Administrative Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds first, to the payment of the LC Obligations, and then to the payment of the other Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuer under the Loan Documents.

         (iv) At any time while any Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

         (v) If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:

      (i) Extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto.

     (ii)         Reduce the percentage specified in the definition of Required
                  Lenders.

    (iii) Extend the Facility Termination Date or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2, or increase the amount of the Aggregate Commitment or of the Commitment of any Lender hereunder or the commitment to issue Facility LCs, or permit the Borrower to assign its rights under this Agreement.

     (iv)         Amend this Section 8.2.

      (v)         Release any Guarantor from its obligations under the Guaranty;
                  or, except as provided in the Collateral Documents, release, or agree to subordinate the Lenders' Liens with respect to, all or substantially all of the Collateral.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment of any provision relating to the LC Issuer shall be effective without the written consent of the LC Issuer. The Administrative Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

         8.3. Preservation of Rights. No delay or omission of the Lenders, the LC Issuer or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.



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


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

         9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than the fee letter described in Section 10.13.

         9.5. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

         9.6. Expenses; Indemnification. (i) The Borrower shall reimburse the Administrative Agent and the Arranger for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Arranger and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, the Arranger, the LC Issuer and the Lenders, which attorneys may be employees of the Administrative Agent, the Arranger, the LC Issuer or the Lenders) paid or incurred by the Administrative Agent, the Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time Bank One may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the "Reports") pertaining to the Borrower's assets for internal use by Bank One from information furnished to it by or on behalf of the Borrower, after Bank One has exercised its rights of inspection pursuant to this Agreement.

         (ii) The Borrower hereby further agrees to indemnify the Administrative Agent, the Arranger, the LC Issuer each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent, the Arranger, the LC Issuer or any Lender or any affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of, or breach of the provisions of Section 9.11 of this Agreement by, the party seeking indemnification. The obligations of the Borrower under this
Section 9.6 shall survive the termination of this Agreement.

         9.7. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

         9.8. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Borrower and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Borrower's audited financial statements.

         9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10. No liability of Lenders. The relationship between the Borrower on the one hand and the Lenders, the LC Issuer and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative

Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.11. Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, (vii) permitted by Section 12.4, and (viii) to the extent such information has become public other than through a breach of this Agreement by any Lender.

         9.12. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Credit Extensions provided for herein.

         9.13. Disclosure. The Borrower and each Lender hereby (i) acknowledge and agree that Bank One and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates and (ii) waive any liability of Bank One or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of Bank One or its Affiliates.


                                    ARTICLE X

                                    THE AGENT

         10.1. Appointment; Nature of Relationship. Bank One, NA is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Administrative Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Administrative Agent
(i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-102 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         10.2. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         10.3. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

         10.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent's duties hereunder and under any other Loan Document.

         10.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         10.8. Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent and (ii) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

         10.10. Rights as a Lender. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Administrative Agent, in its individual capacity, is not obligated to be remain a Lender.

         10.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time with or without cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this
Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

         10.13. Administrative Agent and Arranger Fees. The Borrower agrees to pay to the Administrative Agent and the Arranger, for their respective accounts, the fees agreed to by the Borrower, the Administrative Agent and the Arranger pursuant to that certain letter agreement dated February 5, 2002, or as otherwise agreed from time to time.

         10.14. Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and X.

         10.15. Execution of Collateral Documents. The Lenders hereby empower and authorize the Administrative Agent to execute and deliver to the Borrower on their behalf the Collateral Documents and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Collateral Documents.

         10.16. Collateral Releases and Subordinations. The Lenders hereby empower and authorize the Administrative Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases or subordinations of Liens on Collateral which shall be permitted by the terms hereof or of any other Loan Document or on any Collateral on which any Lien permitted under Section 6.15 is to be placed or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of Section 8.2, all of the Lenders) in writing.

         10.17. Co-Agents, Documentation Administrative Agent, Syndication Administrative Agent, etc. Neither any of the Lenders identified in this Agreement as a "co-agent" nor the Documentation Administrative Agent or the Syndication Administrative Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 10.11.


                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Secured Obligations owing to such Lender, whether or not the Secured Obligations, or any part thereof, shall then be due.

         11.2. Ratable Payments; Tranche A. Prior to the occurrence of any Default or Unmatured Default, if any Tranche A Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Tranche A Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4, or 3.5) in a greater proportion than that received by any other Tranche A Lender, such Tranche A Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Tranche A Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Tranche A Share of the Aggregate Tranche A Outstanding Credit Exposure. If any Tranche A Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Tranche A Shares of the Aggregate Tranche A Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

         11.3. Ratable Payments. Prior to the occurrence of any Default or Unmatured Default in the case of payments under Sections 6.13 and 6.26, and upon the occurrence of any Default or Unmatured Default in all other cases, if any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4, 3.5, or 8.1 (iii)) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS


         12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

         12.2.    Participations.

                  12.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  12.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of
         Section 8.2 or of any other Loan Document.

                  12.2.3. Benefit of Setoff. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in
         Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 and
         11.3 as if each Participant were a Lender.

         12.3.    Assignments.

                  12.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Administrative Agent and the LC Issuer shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000.00 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated).

                  12.3.2. Effect; Effective Date. Upon (i) delivery to the Administrative Agent of an assignment, together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         12.4. Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

         12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                  ARTICLE XIII

                                     NOTICES

         13.1. Notices. Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth below its signature hereto or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.

         13.2. Change of Address. The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                   ARTICLE XIV

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent, the LC Issuer and the Lenders and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action.


                                   ARTICLE XV

          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR LOUISIANA STATE COURT SITTING IN NEW ORLEANS, LOUISIANA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW ORLEANS, LOUISIANA.

         15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE LC ISSUER, AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Administrative Agent have executed this Agreement as of the date first above written.

                                  BORROWER:

                                  NEWPARK RESOURCES, INC.


                                  By:
                                     -------------------------------------------
                                               John R. Dardenne, Sr.
                                  Title:
                                        ----------------------------------------
                                          3850 North Causeway Blvd., Suite 1770
                                          Metairie, Louisiana  70002-1752
                                          Attention:  Mr. John R. Dardenne, Sr.,
                                                      Treasurer
                                          Telephone:  (504) 838-8222
                                          Fax:        (504) 833-9506

                                     GUARANTORS:

                                     EXCALIBAR MINERALS INC.,
                                     MALLARD & MALLARD OF LA., INC.,
                                     NEWPARK HOLDINGS, INC.,
                                     SUPREME CONTRACTORS, L.L.C.,
                                     NEWPARK DRILLING FLUIDS, LLC,
                                     NEWPARK ENVIRONMENTAL SERVICES, L.L.C.,
                                     NEWPARK ENVIRONMENTAL MANAGEMENT
                                     COMPANY, L.L.C.,
                                     NEWPARK TEXAS, L.L.C.,
                                     EXCALIBAR MINERALS OF LA., L.L.C., and
                                     SOLOCO, L.L.C.


                                     By:
                                        ----------------------------------------
                                            John R. Dardenne, Sr., Treasurer



                                     BATSON MILL, L.P.,
                                     NEWPARK ENVIRONMENTAL SERVICES OF
                                     TEXAS, L.P.,
                                     NEWPARK SHIPHOLDING TEXAS, L.P.,
                                     NID, L.P.,
                                     SOLOCO TEXAS, L.P.,
                                     NES PERMIAN BASIN, L.P. and
                                     NEWPARK ENVIRONMENTAL SERVICES
                                     MISSISSIPPI, L.P.


                                     By: Newpark Holdings, Inc., the general
                                         partner of each


                                         By:
                                            ------------------------------------
                                              John R. Dardenne, Sr., Treasurer

Tranche A Commitment

    $30,000,000.00                   BANK ONE, NA,
                                       (Main Office, Chicago)
                                       Individually as a Lender and as
                                       Administrative Agent and as LC Issuer


                                       By:
                                          --------------------------------------
                                       Title: Director, Capital Markets

                                              29th Floor
                                              201 St. Charles Avenue
                                              New Orleans, LA  70170
                                              Attention: J. Charles Freel
                                              Telephone:  (504) 623-1638
                                              Fax:        (504) 623-6555

Tranche A Commitment
     $20,000,000.00                       CREDIT LYONNAIS NEW YORK BRANCH


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                                                     1301 Travis Street
                                                     Suite 2100
                                                     Houston, TX  77002
                                                     Attention:  Joseph Maxwell
                                                     Telephone:  713-753-8706
                                                     Fax:        713-751-0307

                                                     With a Copy to:

                                                     1301 Travis Street
                                                     Suite 2100
                                                     Houston, TX  77002
                                                     Attention:  Ting-Wei Lee
                                                     Telephone:  713-890-8638
                                                     Fax:        713-890-8668

Tranche A Commitment
      $9,500,000.00                   ROYAL BANK OF CANADA


                                         By:
                                            ------------------------------------
Tranche B Commitment                     Title:  Manager
      $5,500,000.00
                                                 Royal Bank of Canada
                                                 2800 Post Oak Blvd., Suite 5700
                                                 Houston, TX  77056
                                                 Attention:  Mr. Jason York
                                                 Telephone:  (713) 403-5679
                                                 Fax:        (713) 403-5624

Tranche A Commitment
     $15,000,000.00                   HIBERNIA NATIONAL BANK


                                         By:
                                            ------------------------------------
                                         Title:  Assistant Vice President

                                                 313 Carondelet Street
                                                 New Orleans, Louisiana  70130
                                                 Attention: Mr. David Maheu
                                                 Telephone:  (504) 533-5396
                                                 Fax:        (504) 533-2060

Tranche A Commitment
     $10,000,000.00                   COMERICA BANK


                                         By:
                                            ------------------------------------
                                         Title:  Assistant Vice President

                                                 4100 Spring Valley Road
                                                 Suite 400
                                                 Dallas, TX  75244
                                                 Attention:  T. Bancroft Mattei
                                                 Telephone:  (972) 361-2652
                                                 Fax:        (972) 361-2550

Tranche A Commitment
     $10,000,000.00                   WHITNEY NATIONAL BANK


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------
                                                 228 St. Charles Avenue
                                                 New Orleans, LA  70130
                                                 Attention:  Jesse Shannon
                                                 Telephone:  (504) 552-4691
                                                 Fax:        (504) 599-3073


                                                 With a Copy to:

                                                 228 St. Charles Avenue
                                                 New Orleans, LA  70130
                                                 Attention:  Josh Jones
                                                 Telephone:  (504) 552-4691
                                                 Fax:        (504) 599-3073

                                PRICING SCHEDULE

                                    Attached

                                    EXHIBIT A

                                 FORM OF OPINION
                                    Attached

                                    EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE
                                    Attached

                                    EXHIBIT C

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between __________________ (the "Assignor") and __________________ (the "Assignee") is
dated as of ______________, 19__ . The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Outstanding Credit Exposure, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Outstanding Credit Exposure hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest, Reimbursement Obligations and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Administrative Agent which relate to the portion of the Commitment or Outstanding Credit Exposure assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.


         8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

                                   SCHEDULE 1
                             to Assignment Agreement

1.       Description and Date of Credit Agreement:

2.       Date of Assignment Agreement: ______________, 19

3.       Amounts (As of Date of Item 2 above):

                                                     Facility           Facility         Facility          Facility
                                                        1*                 2*               3*                 4*
                                                     --------           --------         --------          --------
         a.       Assignee's percentage
                  of each Facility purchased
                  under the Assignment
                  Agreement**                         ____%               ____%            ____%               ____%

         b.       Amount of
                  each Facility
                  purchased
                  under the Assignment
                  Agreement***                       $____               $____            $____              $____

4.       Assignee's Commitment (or Outstanding
         Credit Exposure
         with respect to terminated
         Commitments) purchased
         hereunder:                                           $_____________

5.       Proposed Effective Date:                             ______________

6.       Non-standard Recordation Fee
         Arrangement                                                 N/A***
                                                              [Assignor/Assignee
                                                              to pay 100% of fee]
                                                              [Fee waived by Administrative Agent]

Accepted and Agreed:

[NAME OF ASSIGNOR]                                 [NAME OF ASSIGNEE]

By:                                                By:
   -------------------------                          -------------------------
Title:                                             Title:
      ----------------------                             ----------------------

ACCEPTED AND CONSENTED TO****                      ACCEPTED AND CONSENTED TO****
BY [NAME OF AGENT]                                 BY [NAME OF BORROWER]

By:                                                By:
   -------------------------                          -------------------------
Title:                                             Title:
      ----------------------                             ----------------------


*      Insert specific facility names per Credit Agreement
**     Percentage taken to 10 decimal places
***    If fee is split 50-50, pick N/A as option
****   Delete if not required by Credit Agreement

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET

         Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
                            (Sample form shown below)

                              ASSIGNOR INFORMATION
CONTACT:

Name:                                      Telephone No.:
     ------------------------------                      -----------------------
Fax No.:                                   Telex No.:
        ---------------------------                  ---------------------------
                                           Answerback:
                                                      --------------------------
PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                 -----------------------------------------------

                                 -----------------------------------------------

Account Name & Number for Wire Transfer:
                                        ----------------------------------------

                                        ----------------------------------------

Other Instructions:
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNOR:
                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                              ASSIGNEE INFORMATION

CREDIT CONTACT:

Name:                                      Telephone No.:
     ------------------------------                      -----------------------
Fax No.:                                   Telex No.:
        ---------------------------                  ---------------------------
                                           Answerback:
                                                      --------------------------

KEY OPERATIONS CONTACTS:

Booking Installation:                      Booking Installation:
                    ---------------                             ----------------
Name:                                      Name:
     ------------------------------             --------------------------------
Telephone No.:                             Telephone No.:
              ---------------------                      -----------------------
Fax No.:                                   Fax No.:
        ---------------------------                -----------------------------
Telex No.:                                 Telex No.:
          -------------------------                  ---------------------------
Answerback:                                Answerback:
           ------------------------                   --------------------------

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                 -----------------------------------------------

                                 -----------------------------------------------

Account Name & Number for Wire Transfer:
                                        ----------------------------------------

                                        ----------------------------------------
Other Instructions:
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNEE:
                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

         BANK ONE INFORMATION

         Assignee will be called promptly upon receipt of the signed agreement.

INITIAL FUNDING CONTACT:                     SUBSEQUENT OPERATIONS CONTACT:

Name:                                        Name:
     ------------------------------               ------------------------------
Telephone No.:  (312)                        Telephone No.:  (312)
              ---------------------                        ---------------------
Fax No.:  (312)                              Fax No.: (312)
        ---------------------------                  ---------------------------
                             Bank One Telex No.:  190201  (Answerback: FNBC UT)
                                                 -------------------------------
INITIAL FUNDING STANDARDS:

Libor - Fund 2 days after rates are set.

BANK ONE WIRE INSTRUCTIONS:         Bank One, NA, ABA # 071000013
                                    LS2 Incoming Account # 481152860000
                                    Ref:
                                        ----------------

ADDRESS FOR NOTICES FOR BANK ONE:   1 Bank One Plaza, Chicago, IL  60670
                                    Attn: Agency Compliance Division,
                                    Suite IL1-0353
                                    Fax No. (312) 732-2038 or (312) 732-4339

                                    EXHIBIT D
                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION;
                BORROWING NOTICE; CONVERSION/CONTINUATION NOTICE

To Bank One, NA,
as Administrative Agent (the "Administrative Agent") under the Credit Agreement Described Below.

Re: Credit Agreement, dated ____________________, _______ (as the same may be amended or modified, the "Credit Agreement"), among ___________________________________ (the "Borrower"), the Lenders named therein, the LC Issuer and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.14 of the Credit Agreement.

Facility Identification Number(s)
                                 -----------------------------------------------
Customer/Account Name
                     -----------------------------------------------------------
Transfer Funds To
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

For Account No.
               -----------------------------------------------------------------

Reference/Attention To
                      ----------------------------------------------------------

Authorized Officer (Customer Representative)           Date
                                                           ---------------------

-------------------------------------------      -------------------------------
(Please Print)                                   Signature

Bank Officer Name                                Date
                                                     ---------------------------

-------------------------------------------      -------------------------------
(Please Print)                                   Signature

    (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                BORROWING REQUEST

                              ______________, 200_



Bank One, NA
Attention:
          -----------------

         RE:      NEWPARK RESOURCES, INC.

Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to the Amended and Restated Credit Agreement, dated as of January 31, 2002 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Newpark Resources, Inc. (the "Borrower"), the Guarantors, the Lenders, and Bank One, NA as Administrative Agent (the "Administrative Agent") and LC Issuer. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that a [Tranche A Loan] [Tranche B Loan] be made in the aggregate principal amount of [US][Canadian] $__________ on __________, 200_ as a [Eurodollar Advance having an Interest Period of _______ months] [Euro-Canadian Advance having an Interest Period of __ months] [Floating Rate Advance].

         Please wire transfer the proceeds of the Borrowing to the account of the Borrower at the financial institution indicated:

         Amount to be Transferred                 Account Information
         ------------------------                 -------------------

         [US][Canadian]
         $                                        --------------------------

                                                  --------------------------
                                                  Attention:
                                                            ----------------

         Following the funding of this Advance, the outstanding principal balance of all Advances will be $___________.

         The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, _____.


                                              NEWPARK RESOURCES, INC.

                                              BY:
                                                 -------------------------------
                                              ITS:
                                                  ------------------------------

                         CONTINUATION/CONVERSION NOTICE

                              ______________, 200_



Bank One, NA
Attention:

         RE:      NEWPARK RESOURCES, INC.

Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to the Amended and Restated Credit Agreement, dated as of January 31, 2002 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Newpark Resources, Inc. (the "Borrower"), the Guarantors, the Lenders, and Bank One, NA as Administrative Agent (the "Administrative Agent") and LC Issuer. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that on _____________________,

                  (1) [US][Canadian] $______________ of the presently outstanding principal amount of the [Tranche A Loans]/[Tranche B Loans] originally made on __________________, [and [US][Canadian] $_______________ of the presently outstanding principal amount of the [Tranche A Loans]/[Tranche B Loans] originally made on
         ____________________],

                  (2) and all presently being maintained as [Floating Rate Loans] [Eurodollar Rate Loans] [Euro-Canadian Loans],

                  (3) be [converted into] [continued as],

                  (4) [Eurodollar Rate Loans having an Interest Period of __ months] [Euro-Canadian Rate Loans having an Interest Period of ___ months] [Floating Rate Loans].

         The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of __________, _____.


                                              NEWPARK RESOURCES, INC.

                                              BY:
                                                 -------------------------------
                                              ITS:
                                                  ------------------------------

                                   EXHIBIT E-1
                                 TRANCHE A NOTE


                                                                January 31, 2002


         Newpark Resources, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of ____________________________________ (the
"Lender") the aggregate unpaid principal amount of all Tranche A Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, NA in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Tranche A Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and principal amount of each Tranche A Loan, the applicable Type and interest rate, the applicable Interest Period, and the date and amount of each principal payment hereunder.

         This Tranche A Note is one of the Tranche A Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of January 31, 2002 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the Guarantors, the lenders party thereto, including the Lender, and Bank One, NA, as Administrative Agent and LC Issuer, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Tranche A Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Tranche A Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                              NEWPARK RESOURCES, INC.

                                              By:
                                                 -------------------------------
                                              Print Name:
                                                         -----------------------
                                              Title:
                                                    ----------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                       TRANCHE A NOTE OF ________________,
                              DATED ______________,





                Principal
                Amount of     Interest    Type of      Maturity of          Principal
Date            Loan          Rate        Loan         Interest Period      Amount Paid       Unpaid Balance
----            ---------     --------    -------      ---------------      -----------       --------------



                                   EXHIBIT E-2
                                 TRANCHE B NOTE


                                                                January 31, 2002


         Newpark Resources, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of ____________________________________ (the
"Lender") the aggregate unpaid principal amount of all Tranche B Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article II of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Tranche B Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and principal amount of each Tranche B Loan, the applicable Type and interest rate, the applicable Interest Period, and the date and amount of each principal payment hereunder.

         This Tranche B Note is one of the Tranche B Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of January 31, 2002 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the Guarantors, the lenders party thereto, including the Lender, and Bank One, NA, as Administrative Agent and LC Issuer, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Tranche B Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Tranche B Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                                              NEWPARK RESOURCES, INC.

                                              By:
                                                 -------------------------------
                                              Print Name:
                                                         -----------------------
                                              Title:
                                                    ----------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                      TRANCHE B NOTE OF _________________,
                              DATED _____________,




                Principal
                Amount of     Interest    Type of      Maturity of          Principal
Date            Loan          Rate        Loan         Interest Period      Amount Paid       Unpaid Balance
----            ---------     --------    -------      ---------------      -----------       --------------



                                   SCHEDULE 1

                       SUBSIDIARIES AND OTHER INVESTMENTS
                           (See Sections 5.8 and 6.14)
                                    Attached

                                   SCHEDULE 2

                             INDEBTEDNESS AND LIENS
                       (See Sections 5.14, 6.11 and 6.15)
                                    Attached

                                   SCHEDULE 3

                             CONTINGENT OBLIGATIONS
                               (See Section 6.11)
                                    Attached

                                   SCHEDULE 4

                                   LITIGATION
                                (See Section 5.7)
                                      None